Exhibit 10.4
FLAGSTAR BANK, FSB
SEVERANCE AGREEMENT
     THIS SEVERANCE AGREEMENT (this “Agreement”) by and between Flagstar Bank, FSB, a federally-chartered savings bank, Flagstar Bancorp, Inc. (collectively, the “Bank”), and Robert O. Rondeau, Jr. (the “Executive”), is entered into as of the 30th day of January, 2009 (the “Effective Date”).
     WHEREAS, the Bank and the Executive entered into an Employment Agreement origninally effective December 31, 2000 (the “Employment Agreement”); and
     WHEREAS, the Bank and the Executive desire to terminate the employment relationship now existing between the Bank and the Executive effective January 30, 2009 (the “Termination Date”); and
     WHEREAS, the Bank and the Executive desire to enter into this Agreement to fully set forth the terms and conditions of the Executive’s separation from employment with the Bank.
     NOW, THEREFORE, for good and valuable consideration, the adequacy and sufficiency of which is hereby acknowledged, the undersigned parties do agree as follows:
     1. Consideration to Employee: The Bank will pay the Executive severance equal to the sum of two years of the Executive’s base salary plus two years of the Executive’s targeted bonus (the “Severance Payment”). From this Severance Payment, the Bank shall make any and all deductions required by law. The Bank will make this payment to the Executive in one lump sum payable 10 after the Termination Date. The Executive agrees that absent this Agreement, the Bank is under no obligation to make the Severance Payment set forth herein.
     2. Waiver of all other Benefits from Employer: In consideration for the Severance Payment, the Executive waives any and all rights to any other compensation or benefits contemplated under the Employment Agreement that the Executive may have been entitled to. Except for the Severance Payment, neither the Bank nor any entity or person affiliated with the Bank will be obligated to pay the Executive any further compensation or benefits.
     3. General Release: In consideration of the payments described in Paragraph 1 above, the Executive, on behalf of himself, his heirs, assigns and successors, generally and irrevocably waives, releases and discharges the Bank and its predecessors, successors and assigns, parent companies, subsidiaries, affiliates, officers, directors, members, employees, attorneys and agents (“Related Persons”), past and present, from any civil, criminal, or equitable action, right or cause of action for monetary or equitable relief, any charge, complaint, or grievance with any governmental agency, court, or otherwise, or any claim for any relief, including damages, lost wages, declaratory, monetary, or other relief, whether known or unknown, vested or contingent, suspected or unsuspected, that the Executive may now have or has ever had against the aforesaid entities. This Agreement irrevocably waives, releases and bars any such action, claim, or grievance whatsoever by the Executive against the aforesaid entities, including but not limited to back pay, front pay, wages, additional sums, damages, breach of contract, intentional or other tort, accident or injury whether currently known or unknown, and all claims under all federal, state, and local statutes, regulations, and ordinances, or common law claims, including, but not limited to, The National Labor Relations Act, as amended, Title VII of the Civil Rights Act of 1964, as amended, the Equal Pay Act, as amended, the Pregnancy Discrimination Act, as amended, any State Civil or Human Rights Act, 42 U.S.C. § 1981, The Americans with Disabilities Act, as amended, the Age Discrimination in Employment Act of 1967, as amended, the Rehabilitation Act of 1973, the Worker Adjustment and Retraining Notifications Act, as amended, the Family and Medical Leave Act, as amended, the Fair Labor Standards Act, as amended, any state Wage Payment Act, the Employee Retirement Income Security Act, claims for retaliatory discharge under any state Workers’ Compensation Act, and any other state, federal, or local statute, ordinance, common law, or regulation, or any alleged contractual right or right under any employee benefit plan, excepting only vested retirement benefits as provided by law.
HAVING ELECTED TO EXECUTE THIS AGREEMENT TO FULFILL THE PROMISES AND TO RECEIVE THE SUMS AND BENEFITS HEREIN, THE EXECUTIVE FREELY AND KNOWINGLY, AND AFTER DUE CONSIDERATION AND HAVING BEEN ADVISED TO SECURE THE ADVICE AND COUNSEL OF AN ATTORNEY OF EXECUTIVE’S CHOOSING, ENTERS INTO THIS AGREEMENT AND RELEASE INTENDING TO WAIVE, SETTLE, AND RELEASE ANY CLAIM HE HAS OR MIGHT HAVE AGAINST EMPLOYER.
BY SIGNING BELOW, THE EXECUTIVE ACKNOWLEDGES HE HAS CAREFULLY READ THIS AGREEMENT, THAT HE UNDERSTANDS ITS TERMS, AND THAT HE HAS ENTERED INTO THIS AGREEMENT VOLUNTARILY AND NOT IN RELIANCE ON ANY PROMISES OR REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THE AGREEMENT ITSELF.
EXECUTIVE HAS BEEN AFFORDED THE OPPORTUNITY TO REVIEW AND CONSIDER THIS DOCUMENT FOR AT LEAST 21 DAYS, AND HAVS SEVEN DAYS FROM THE DATE GIVEN BELOW TO REVOKE THIS RELEASE AND WAIVER.
[The remainder of this page is left intentionally blank.]

     IN WITNESS WHEREOF, the parties have executed this Agreement as of this 30th day of January 2009, effective as of the Effective Date specified above.

FLAGSTAR BANK, FSB
By:	/s/ Mark T. Hammond
Mark T. Hammond, President and CEO

FLAGSTAR BANCORP, INC.
By:	/s/ Mark T. Hammond
Mark T. Hammond, President and CEO

ROBERT O. RONDEAU, JR., Executive
By:	/s/ Robert O. Rondeau, Jr.
Robert O. Rondeau, Jr.

3